Exhibit 10

SECOND AMENDMENT

TO

ASSET PURCHASE AGREEMENT

DATED AS OF FEBRUARY 28, 2005

BY AND AMONG

THE GOODYEAR TIRE & RUBBER COMPANY,

GOODYEAR CANADA INC.,

GOODYEAR SERVICIOS COMERCIALES, S. DE R.L. DE C.V.,

THE KELLY-SPRINGFIELD TIRE CORPORATION

AND

TITAN TIRE CORPORATION

________________________________________

DATED AS OF AUGUST 31, 2005

SECOND AMENDMENT

TO

ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT (this “Second Amendment”), dated as of August 31, 2005, to the Asset Purchase Agreement, dated as of February 28, 2005, by and among the parties hereto, as amended by the First Amendment thereto, dated as of June 29, 2005 (the “Agreement”), is made by and among Titan Tire Corporation, a corporation organized under the laws of the State of Illinois (“Purchaser”), The Goodyear Tire & Rubber Company (“Goodyear”), a corporation organized under the laws of the State of Ohio, Goodyear Canada Inc., an Ontario corporation (“Goodyear Canada”), Goodyear Servicios Comerciales, S. de R.L. de C.V., a Mexican sociedad de responsabilidad limitada (“Goodyear Mexico”) and The Kelly-Springfield Tire Corporation, a Delaware corporation (collectively with Goodyear, Goodyear Canada and Goodyear Mexico, “Sellers”, and each individually, a “Seller”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

A. Under Article 11 of the Agreement, Purchaser or Sellers may terminate the Agreement (i) if the Closing has not occurred by the close of business on September 1, 2005 or (ii) if Purchaser has not executed an agreement with the Local Union meeting the description set forth in Section 9.3(h) of the Agreement on or before September 1, 2005.

B. Sellers and Purchaser wish to amend the Agreement to extend the foregoing deadlines.

NOW, THEREFORE, the parties, intending to be legally bound, hereby amend the Agreement, effective immediately, as follows:

I.   Sections 11.1(b) and 11.1(e) of the Agreement are hereby amended to replace “September 1, 2005”, in each such Section, with “October 1, 2005”.

II. In all other respects, the Agreement shall remain in full force and effect, as amended by this Second Amendment.